UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FIDELITY D & D BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

April 3, 2006

Dear Fellow Shareholders of Fidelity D & D Bancorp, Inc.:

On behalf of the Board of Directors, we are pleased to invite you to attend our Annual Meeting of Shareholders of Fidelity D & D Bancorp, Inc. to be held on Tuesday, May 2, 2006 at 3:00 p.m., Eastern Daylight Time, at the main office of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania, 18512. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed are your notice of meeting, proxy statement, proxy card and the Company’s 2005 Annual Report to Shareholders.

The principal business of the meeting is to elect three Class A Directors, ratify the selection of the independent registered public accounting firm and to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

We are delighted you have chosen to invest in the Company. We look forward to you joining us. Whether or not you expect to attend the annual meeting in person, we hope that you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will save the Company expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting, if you do not attend in person.

We look forward to seeing you on May 2, 2006.

Sincerely,

/s/ Patrick J. Dempsey
Patrick J. Dempsey
Chairman of the Board

Blakely & Drinker Streets

Dunmore, Pennsylvania 18512

(570) 342-8281 • 1-800-388-4380

fax: (570) 346-5724

www.bankatfidelity.com

e-mail: fidelity@fddbank.com

FIDELITY D & D BANCORP, INC.

Blakely and Drinker Streets

Dunmore, Pennsylvania 18512

(570) 342-8281

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 2, 2006

The Board of Directors is distributing this proxy statement to shareholders on or about April 3, 2006.

OTC Bulletin Board trading symbol: FDBC

www.the-fidelity.com

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

PROXY AND VOTING PROCEDURES

GOVERNANCE OF THE COMPANY

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

BOARD OF DIRECTORS AND MANAGEMENT

REPORT OF THE AUDIT COMMITTEE

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK BY PRINCIPAL SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS..

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT

EXECUTIVE COMPENSATION

EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

SHAREHOLDER PERFORMANCE GRAPH

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 2)

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

ADDITIONAL INFORMATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 2, 2006

TO THE SHAREHOLDERS OF FIDELITY D & D BANCORP, INC.:

NOTICE IS HEREBY GIVEN that Fidelity D & D Bancorp, Inc. will hold its Annual Meeting of Shareholders on Tuesday, May 2, 2006 at 3:00 p.m., Eastern Daylight Time, at the main office of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania, 18512, to consider and vote upon the following proposals:

(1)           Election of three Class A Directors to serve for a three-year term and until their successors are properly elected and qualified;

(2)           To ratify the selection of Parente Randolph, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2006; and

(3)           To transact any other business that may properly come before the annual meeting and any adjournment or postponement of the meeting.

Shareholders, as of the close of business on March 10, 2006, are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

Management welcomes your attendance at the annual meeting.  Whether or not you expect to attend the annual meeting in person, we ask you to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope.  The prompt return of your proxy will save expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of the Company and attend the annual meeting.  Promptly returning your completed proxy will ensure that your shares are voted in accordance with your wishes and will guarantee the presence of a quorum.

The Board of Directors is distributing this proxy statement, form of proxy, and Fidelity D & D Bancorp, Inc.’s 2005 Annual Report on or about April 3, 2006.

By Order of the Board of Directors,

/s/ Paul A. Barrett
Paul A. Barrett
Secretary

Dunmore, Pennsylvania

April 3, 2006

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

PROXY STATEMENT

Date, Time and Place of the Annual Meeting

Fidelity D & D Bancorp, Inc. (the “Company”) is furnishing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company.  The annual meeting will be held at the main office of Fidelity D & D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania, 18512, on Tuesday, May 2, 2006 at 3:00 p.m., Eastern Daylight Time.  The telephone number for the Company is (570) 342-8281.  Please direct all inquiries to Salvatore R. DeFrancesco, Jr., Treasurer and Chief Financial Officer of the Company.

Description of the Company

Fidelity D & D Bancorp, Inc., a Pennsylvania corporation and registered bank holding company, was organized in 1999 and became the holding company for The Fidelity Deposit and Discount Bank (the “Bank”) on June 30, 2000.   The Bank, the Company’s wholly-owned, sole subsidiary, was established in 1902 as a commercial banking institution under the laws of Pennsylvania.  In 1997, the Bank acquired trust powers.  The Bank offers a full range of traditional banking and trust services as well as alternative financial products and services.

The Board of Directors encloses a copy of the annual report for the fiscal year ended December 31, 2005, with this proxy statement.  You may obtain additional copies of the Company’s annual report for the 2005 fiscal year at no cost by contacting Salvatore R. DeFrancesco, Jr., Treasurer and Chief Financial Officer, Fidelity D & D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, telephone (570) 342-8281.

We have not authorized anyone to provide you with information.  You should rely only on the information contained in this document or in documents to which we refer you.  Although we believe we have provided you with all the information you will need to make your decision to vote, events may occur at the Company subsequent to printing this proxy statement that might affect your decision or value of your stock.

PROXY AND VOTING PROCEDURES

Solicitation and Voting of Proxies

The Board of Directors is sending this proxy statement and proxy to shareholders on or about April 3, 2006.  The Board of Directors of the Company solicits this proxy for use at the 2006 Annual Meeting of Shareholders of the Company.  The directors, officers and other employees of the Company or the Bank may solicit proxies in person or by telephone, facsimile, or other electronic means. The Company will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the Company sends to shareholders.  The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these persons.  The Company will reimburse these persons for their reasonable forwarding expenses.

Only shareholders of record as of the close of business on Friday, March 10, 2006, the voting record date, may vote at the annual meeting.  On all matters to come before the annual meeting, shareholders may cast one vote for each share held.  Cumulative voting rights do not exist with respect to the election of directors.

By properly completing a proxy card, the shareholder appoints the proxy holders named on the proxy card to vote his or her shares as specified on the proxy card.  Any signed proxy card, which does not specify how the shares are to be voted, will be voted FOR:

•      Election of Paul A. Barrett, John T. Cognetti and Michael J. McDonald, as Class A Directors of the Company, each for three-year terms expiring in 2009; and

•      Ratification of the selection of Parente Randolph, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2006.

If a shareholder is a participant in the Fidelity D & D Bancorp, Inc. Dividend Reinvestment Plan, the enclosed proxy will also serve as a proxy for the shares held in the plan.  The Register and Transfer Company, as the administrator of the plan, will not provide plan participants with separate proxies covering the shares held in the Dividend Reinvestment Plan.  Each holder of common stock is entitled to one vote, in person or by proxy, for each whole share of common stock held as of the record date.  If your proxy is signed but does not indicate your voting preferences, the proxy holders will vote your shares in favor of the proposals and for all nominees.  If you do not return a proxy, your shares will not be voted.

Quorum and Vote For Approval

The Company’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of common stock.  At the close of business on March 10, 2006, the Company had issued and outstanding 2,044,802 shares of common stock, without par value.  The Company’s Articles of Incorporation also authorize the issuance of up to 5,000,000 shares of preferred stock.  The Company has not issued any preferred stock.

To hold the annual meeting, a “quorum” of shareholders must be present.  Under Pennsylvania law and the bylaws of the Company, the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting.  Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter.  The Company will not count broker non-votes in determining the presence of a quorum.  A broker non-vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.  Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

Assuming the presence of a quorum, the nominees in each class of directors receiving the highest number of votes, cast by shareholders entitled to vote for the election of directors, shall be elected.  Votes withheld from a nominee and broker non-votes will not be cast for a nominee.  The Company’s Articles of Incorporation do not permit cumulative voting in the election of directors.

Revocability of Proxy

Shareholders who sign and return proxies to the Company may revoke them at any time before they are voted by:

•      Delivering written notice of revocation to Paul A. Barrett, Secretary of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512; or

•      Delivering a properly executed proxy bearing a later date to Paul A. Barrett, Secretary of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512; or

•      Attending the meeting and voting in person, after giving written notice to Paul A. Barrett, Secretary of the Company.

You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting.  Should you have any questions, please call Paul A. Barrett, Secretary, at (570) 342-8281.

Methods of Voting

Voting by Proxy

•      Mark your selections.

•      Date your proxy and sign your name exactly as it appears on your proxy.

•      Mail in the enclosed, postage-paid envelope.

Voting in Person

•      Attend the annual meeting and show proof of eligibility to vote.

•      Obtain a ballot.

•      Mark your selections.

•      Date your ballot and sign your name exactly as it appears in the transfer books of the Company.

GOVERNANCE OF THE COMPANY

Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of Nasdaq, and SEC regulations, as well as best practices suggested by recognized governance authorities.

Currently, our Board of Directors has eight members. Under the Nasdaq standards for independence, Samuel C. Cali, Michael J. McDonald, David L. Tressler, Sr., Patrick J. Dempsey and Mary E. McDonald, meet the Nasdaq standards for independence. This constitutes more than a majority of our Board of Directors. Only independent directors serve on our Audit Committee.

Meetings and Committees of the Board of Directors

During 2005, the Company’s Board of Directors maintained three standing committees, and the Bank’s Board of Directors maintained eight standing committees.  The Board of Directors of the Company has a standing Executive Committee, Audit Committee and Employee Stock Incentive Committee.  In addition, the full Board of Directors of the Company performs the functions of a Nominating Committee.  The Board of Directors of the Bank has an Asset/Liability Committee, Audit and Compliance Committee, Credit Administration Committee, Executive Committee, Human Resource and Compensation Committee, Loan Application Committee, Trust/401(k)/Investment Committee, and a Building Committee.

Executive Committee.  Members of the Company’s Executive Committee, during 2005, were Patrick J. Dempsey, Chairman, Michael J. McDonald, and Brian J. Cali.  The principal duties of the Executive Committee are to act on behalf of the Board between meetings to take action on loan approvals, to review and approve compensation paid to senior executive officers and to evaluate governance issues and strategic plans.  The Executive Committee met five (5) times during 2005.

Audit Committee.  Members of the Company’s Audit Committee, during 2005, were Michael J. McDonald, Chairman, Samuel C. Cali, Mary E. McDonald and David L. Tressler, Sr.  The Board of Directors has determined that David L. Tressler, Sr. is an “audit committee financial expert” and “independent” as defined under applicable SEC and Nasdaq rules.  The principal duties of the Audit Committee, as set forth in its charter, which is available on our website, include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities and recommending annually, to the Board of Directors, the engagement of an independent registered public accounting firm.  The Audit Committee met four (4) times during 2005.

Employee Stock Incentive Committee.  Members of the Company’s Employee Stock Incentive Committee, during 2005, were Patrick J. Dempsey, Chairman, Samuel C. Cali, John T. Cognetti and Michael J. McDonald. This committee determines which key employees are eligible for participation in the Company’s Incentive Stock Option Plan.  This committee also administers the Company’s Employee Stock Purchase Plan. The Committee did not meet in 2005.

Nominating Committee.  The entire Board of Directors, each of whom is a non-employee director, desires to participate on and performs the functions of a Nominating Committee.  Because of full Director participation, the Nominating Committee has no charter, since the Board of Directors believes there is no need to have a separate standing committee to perform similar functions. The principal duties of a Nominating Committee include developing and recommending the criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting or recommending director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the Company and providing oversight in the evaluation of the Board and each committee.  Because of the rare occurrence of shareholder recommendations, the Board of Directors have not developed a formal policy to consider potential director candidates recommended by shareholders, but will give due consideration to any and all such candidates.  If a shareholder wishes to recommend a potential director candidate, the shareholder should mail the information regarding the candidate as required by bylaw provision 9.1 to the Secretary of the Company at the Company’s offices at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512.

Human Resource and Compensation Committee.  Members of the Bank’s Human Resources and Compensation Committee, during 2005, were David L. Tressler, Chairman, Patrick J. Dempsey, Samuel C. Cali, and Mary E. McDonald.  The principal duties of the Human Resource and Compensation Committee include the establishment of policies dealing with employee compensation, retirement and welfare benefit plans for the Bank.  The Human Resource and Compensation Committee met five (5) times during 2005.

Composition Table of the Company and Bank Committees

	AUDIT*	ALCO	CREDIT ADM.	EMPLOYEE STOCK INCENTIVE	EXEC*	HUMAN RESCS.	LOAN	NOM*	TRUST/ 401K/ INVEST.	BUILDING

Paul A. Barrett		X					X	X	X
Samuel C. Cali	X	X		X		X	X	X	X
Brian J. Cali			X		X		X	X		X
John T. Cognetti			X	X			X	X		X
Patrick J. Dempsey		X		X	X	X	X	X	X
Mary E. McDonald	X	X				X	X	X	X
Michael J. McDonald	X		X	X	X		X	X
David L. Tressler, Sr.	X					X	X	X		X
Steven C. Ackmann**		X	X		X	X	X		X	X
Meetings held in 2005	4	4	4	0	5	5	24	1	4	4

* Committee jointly serves both the Company and Bank.
** Serves only on Bank Committees

The Board of Directors of the Company met 24 times during 2005.  There were a total of 55 meetings of the various committees of the Board of Directors in 2005.  All directors attended at least 75% or more of the meetings of the Board of Directors and of the various committees on which they served. The Company does not have a policy with regard to Director attendance at the annual meeting, but all Directors are expected to attend.  All of our Directors attended the 2005 Annual Meeting of Shareholders and plan to attend the 2006 meeting.

Shareholder Communications

The Board of Directors has not adopted a formal process for shareholders to send communications to the Board.  Due to the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary.  Written communications received by the Company from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting.

Nomination of Directors

Under the Company’s by-laws, nominations for director may be made by the Board of Directors or by a shareholder of record entitled to vote. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and materials required by the by-laws to the Company’s Secretary not less than 60 days prior to the date of any meeting of shareholders called for the election of directors. For our annual meeting in the year 2007, we must receive this notice on or before March 9, 2007. You can obtain a copy of the full text of the by-law provision by writing to Paul A. Barrett, Secretary, Blakely and Drinker Streets, Dunmore, Pennsylvania 18512. A copy of our by-laws has been filed with the Securities and Exchange Commission as an exhibit to Registrant’s Registration Statement No. 333-90273 on Form S-4, filed with the SEC on November 3, 1999 and as amended on April 6, 2000.

Submission of Shareholder Proposals

Any shareholder who, in accordance with the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Company’s proxy statement for its 2007 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Fidelity D & D Bancorp, Inc. at its principal executive office, Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, not later than December 4, 2006.

A shareholder may have other business brought before the 2007 Annual Meeting by submitting the proposal to the Company’s Secretary, in accordance with our by-laws. The proposal must be delivered to our executive offices at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, to the attention of the Company’s Secretary. We are not required to include any proposal received after December 4, 2006 in our proxy materials for the 2007 annual meeting.

Employee Code of Ethics

Since 1993, the Bank has had a Code of Ethics.  As required by law and regulation, the Board of Directors amended the Code of Ethics as of March 16, 2004, so that our Code of Ethics is applicable to the Company’s and the Bank’s directors, officers and employees.

The Code of Ethics encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the code of ethics. The Board periodically receives reports on our compliance program.  The Code of Ethics is posted on our website at www.the-fidelity.com. We have also filed a copy of the Code of Ethics with the SEC as Exhibit 14 to our December 31, 2003 Annual Report on Form 10-K.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

Qualification and Nomination of Directors

The Company’s by-laws provide that the Board of Directors consist of at least three directors and be classified into three classes.  Each class is elected for a term of three years.  Accordingly, the terms of the classes expire at successive annual meetings.  The Board may fix the number of directors and their respective classifications within the foregoing limits.  A majority of the Board may also fill vacancies on the Board, and the person appointed to fill the vacancy serves, until the expiration of the term of office of the class of directors to which he or she was appointed.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELECT THE THREE NOMINEES LISTED BELOW AS CLASS A DIRECTORS OF THE COMPANY.

Currently, Class A consists of three directors, Class B consists of three directors, and Class C consists of two directors.  Shareholders will elect three Class A directors at the annual meeting to serve for a three year term that expires at the Company’s annual meeting in the year 2009.

The proxy holders will vote the proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them.  Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

The Board of Directors is proposing the following nominees for election as Class A Directors at the annual meeting:

•      Paul A. Barrett, Esquire

•      John T. Cognetti

•      Michael J. McDonald, Esquire

The Board of Directors recommends a vote FOR the election of the above named nominees for directors.

BOARD OF DIRECTORS AND MANAGEMENT

Information as to Directors and Nominees

The following biographies contain selected information with respect to the directors of the Company.  The information includes each person’s age as of March 10, 2006, and principal occupation for at least the past five years.

Current Class A Directors (to serve until 2006) and Nominees (to serve until 2009, if re-elected)

Paul A. Barrett, Esquire

Mr. Barrett, age 72, has been a Director of the Company since 1999. Mr. Barrett has served as a member of the Bank’s Board of Directors since 1988.  Mr. Barrett is a principal shareholder with the law firm of O’Malley, Harris, Durkin and Perry, P.C., in Scranton, Pennsylvania.

John T. Cognetti

Mr. Cognetti, age 56, has been a Director of the Company since 1999. He has served as a member of the Bank’s Board of Directors since 1988.   Mr. Cognetti is President of The Hinerfeld Realty Co., in Scranton, Pennsylvania.

Michael J. McDonald, Esquire

Mr. McDonald, age 51, has been a Director of the Company since 1999. Mr. McDonald has served as a member of the Bank’s Board of Directors since 1994. He is a partner with the law firm of Foley, McLane, Foley, McDonald and MacGregor, in Scranton, Pennsylvania.

Current Class B Directors (to serve until 2008)

Samuel C. Cali

Mr. Cali, age 89, has been a Director of the Company since 1999. Mr. Cali previously served as Chairman of the Board of Directors of the Company from 1999 to October of 2001.  He has been a Director of the Bank since 1958 and served as Chairman of the Bank’s Board of Directors from June 1986 to October 2001. Mr. Cali is the retired proprietor of S.C. Cali Agency, an insurance agency located in Dunmore, Pennsylvania.

Mary E. McDonald

Mrs. McDonald, age 72, has been a Director of the Company since 2000.  She has been a member of the Bank’s Board of Directors since 2000.  Mrs. McDonald is a retired educator.

David L. Tressler, Sr.

Mr. Tressler, age 69, has been a Director of the Company since 1999.  Mr. Tressler has been a member of the Bank’s Board of Directors since 1998.  He is a consultant for The Quandel Group, Inc., in Scranton, Pennsylvania.

Current Class C Directors (to serve until 2007)

Brian J. Cali, Esquire

Mr. Cali, age 53, has been a Director of the Company since February of 2001.  Mr. Cali has served as a member of the Bank’s Board of Directors since February of 2001.  He is a self-employed attorney practicing in Dunmore, Pennsylvania.

Patrick J. Dempsey

Mr. Dempsey, age 72, has been a Director of the Company since 1999. Mr. Dempsey has also served as a member of the Bank’s Board of Directors since 1985.  He is the Chief Executive Officer of Dempsey Uniform & Linen Supply, Inc., in Dunmore, Pennsylvania.

Family Relationships

Director Mary E. McDonald is the aunt of Director Michael J. McDonald.  Director Brian J. Cali is the son of Samuel C. Cali, Chairman Emeritus.

Compensation of Directors

Directors receive no remuneration for attendance at the Company’s Board of Directors meetings.  However, the Bank pays each non-employee member of its Board a regular quarterly fee.  During 2005, the Bank paid a quarterly retainer of $7,000 to each non-employee Bank director for his or her services.  The Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings.  Directors must attend at least two out of three meetings per month of regularly scheduled Board or committee meetings.  In the aggregate, the Bank paid its directors $224,000 for all services rendered in 2005.

In addition, under the 2000 Independent Directors Stock Option Plan, non-employee directors of the Company were eligible to receive stock option awards during 2005. However, no options were granted to non-employee directors in 2005.

Executive Officers of the Company and Bank

Steven C. Ackmann, 54, has served as the Company’s President and Chief Executive Officer since August 2004.  Mr. Ackmann served as President and Chief Executive Officer of the Bank since July 2004.  Prior to that date, Mr. Ackmann was an officer of FNB Corporation, Johnstown, Pennsylvania.

Daniel J. Santaniello, 40, has served as Vice President and Chief Operating Officer of the Company since May 2004.  Mr. Santaniello has been employed by the Bank since July 2001 and serves as Executive Vice President and Chief Retail Banking Officer. Prior to that date, Mr. Santaniello was Senior Vice President of Retail Sales and Administration at Pennstar Bank, in Scranton, Pennsylvania.

Salvatore R. DeFrancesco, Jr., CPA, 36, has served as Treasurer and Chief Financial Officer of the Company since January 2003.  Mr. DeFrancesco has been employed by the Bank since January 2003 and serves as Executive Vice President and Chief Financial Officer. Prior to that date, Mr. DeFrancesco was Treasurer and Chief Financial Officer of Landmark Community Bank, in Pittston, Pennsylvania

James T. Gorman, 46, has been employed by the Bank since September 2005 and serves as Executive Vice President, Chief Commercial Banking Officer and Senior Loan Officer.  Prior to joining the bank, Mr. Gorman was Senior Vice President and Regional Manager for the Northeast PA market with Pennstar Bank, in Scranton, Pennsylvania.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of directors who meet the Nasdaq standards for independence.  The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in March 2004 and is available on our website.

The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered accountants and with appropriate Company financial personnel and internal auditors. The Audit Committee also discussed with the Company’s senior management and independent registered accountants the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which are required for certain of the Company’s filings with the Securities and Exchange Commission.

The Audit Committee met privately at its regular meeting with both the independent registered accountants and the internal auditors, as well as with the Chief Financial Officer, Chief Operating Officer and the Chief Executive Officer on a number of occasions, each of whom has unrestricted access to the Audit Committee.

The Audit Committee has outsourced the internal audit function to the local certified public accounting firm of McGrail Merkel Quinn & Associates.  The main responsibility of this firm was to complete the internal audits necessary to meet the monitoring component of the Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.  Other responsibilities included the identifying, re-testing and reporting all significant findings to the Audit Committee.

The commitment of the Audit Committee, internal audit, and management, resulted in the completion of the scheduled internal audits. Management, in response to findings, had taken corrective action and internal audit re-testing was performed as required.  The combined efforts were successful in meeting the internal control components of risk assessment and monitoring required by year end.  The internal audit outsource arrangement, audit schedule and the commitment to maintain an effective system of internal controls, required under regulation, caused the Audit Committee to meet four times in 2005.

The Audit Committee selected Parente Randolph, LLC as the independent registered public accounting firm for the Company in 2006 after reviewing the firm’s performance and independence from management.

Management has primary responsibility for the Company’s consolidated financial statements and the overall reporting process, including the Company’s system of internal controls.

The independent registered accountants audited the annual consolidated financial statements prepared by management, expressed an opinion as to whether those consolidated financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discussed with the Audit Committee any issues they believed should have been raised with the Audit Committee.

The Audit Committee reviewed with management and Parente Randolph, LLC the Company’s audited consolidated financial statements and met separately with both management and Parente Randolph, LLC to discuss and review those consolidated financial statements and reports prior to issuance. Management has represented, and Parente Randolph, LLC has confirmed, to the Audit Committee, that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee received from Parente Randolph, LLC the written disclosure and the letter required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees). The Audit Committee first discussed with Parente Randolph, LLC the items related to the firm’s independence from the Company. The Audit Committee also discussed with Parente Randolph, LLC matters required to be discussed by the Statement on Auditing Standards No. 61. (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. As such, the Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by Parente Randolph, LLC and discussed with the auditors their independence.

In reliance on these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.  The Committee and the Board have also recommended, subject to shareholder ratification, the selection of Parente Randolph, LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2006.

Members of the Audit Committee

Michael J. McDonald, Chairman
Samuel C. Cali
David L. Tressler, Sr.
Mary E. McDonald

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK BY

PRINCIPAL SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

As of March 10, 2006, we know of no shareholder who owned more than 5% of the Company’s outstanding common stock, either on the Company’s records or indirectly as a “beneficial” owner.

The following table provides information, as of March 10, 2006, with respect to the following beneficial owners of the Company’s common stock:

•                                          Each Director of the Company

•                                          All Company executive officers and directors as a group.

We determined beneficial ownership by applying the General Rules and Regulations of the SEC, which state that a person may be credited with the ownership of common stock:

•                                          Owned by or for the person’s spouse, minor children or any other relative sharing the person’s home;

•                                          Of which the person shares voting power, which includes the power to vote or to direct the voting of the stock; and

•                                          Of which the person has investment power, which includes the power to dispose of or direct the disposition of the stock.

Also, a person who has the right to acquire shares within 60 days after March 10, 2006, will be considered to own the shares.  As of March 10, 2006 the number of common stock issued and outstanding was approximately 2,044,802.  The calculation of percentages is based upon this number, plus the shares of common stock subject to exercisable options on an individual basis.

Name of Individual and Position with Company	Amount and Nature of Beneficial Ownership of Company’s Common Stock(1)		Percentage of Company’s Common Stock Beneficially Owned

Paul A. Barrett	42,367	(2)	2.07%
Secretary, Director and Nominee

Samuel C. Cali	62,480	(3)	3.05%
Chairman Emeritus & Director

Brian J. Cali	78,500	(4)	3.84%
Director

John T. Cognetti	10,371	(5)	*
Assistant Secretary, Director and Nominee

Patrick J. Dempsey	29,961	(6)	1.46%
Chairman of the Board & Director

Name of Individual and Position with Company	Amount and Nature of Beneficial Ownership of Company’s Common Stock(1)		Percentage of Company’s Common Stock Beneficially Owned

Mary E. McDonald	86,899	(7)	4.25%
Director

Michael J. McDonald	66,757	(8)	3.26%
Vice Chairman, Director and Nominee

David L. Tressler, Sr.	11,556	(9)	*
Director

All Officers and Directors as a Group	397,848		19.25%
(8 Directors, 5 Officers, 12 persons in total)

*                       Represents beneficial ownership of less than 1% of the Company’s common stock.

(1)                Information furnished by the directors and the Company.

(2)                Figure includes 1,073 shares held solely by Mr. Barrett, 10,602 shares held solely for Mr. Barrett in an IRA, 2,205    shares held jointly by Mr. Barrett and his spouse, 2,422 shares held by Mr. Barrett’s spouse, 23,865 shares held as Trustee and co-beneficiary of the Estate of Mildred Barrett and 2,200 exercisable stock options.

(3)                Figure includes 19,800 shares held in the S.C. Cali Revocable Trust, 40,480 shares held in Jane Cali’s Revocable Trust and 2,200 exercisable stock options.

(4)                Figure includes 59,577 shares held solely by Mr. Cali, 9,944 held for Mr. Cali in a self-employed retirement trust, 4,170 shares held jointly by Mr. Cali and his children, 4,259 shares held by Mr. Cali’s children and 550 exercisable stock options.

(5)                Figure includes 332 shares held solely for Mr. Cognetti in an IRA, 3,951 shares held jointly by Mr. Cognetti and his spouse, 1,471 shares held by Mr. Cognetti’s spouse, 2,417 shares held by Mr. Cognetti’s spouse and children and 2,200 exercisable stock options.

(6)                Figure includes 4,425 shares held solely by Mr. Dempsey, 23,336 shares held by Mr. Dempsey’s spouse and 2,200 exercisable stock options.

(7)                Figure includes 85,799 shares held solely by Mrs. McDonald and 1,100 exercisable stock options.

(8)                Figure includes 51,886 shares held solely by Mr. McDonald, 10,437 shares held by Mr. McDonald’s spouse, 1,000 shares held by Mr. McDonald’s spouse and children, 1,234 shares held by Mr. McDonald’s children and 2,200 exercisable stock options.

(9)                Figure includes 2,875 shares held solely by Mr. Tressler, 590 shares held jointly by Mr. Tressler and his spouse, 1,133 shares held in trust for Mr. Tressler’s spouse and child, 4,304 shares held jointly for Mr. Tressler in trust with his son, 333 shares held jointly by Mr. Tressler and his daughter, 121 shares held jointly by Mr. Tressler and his grandchildren and 2,200 exercisable stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 require the Company’s officers and directors, and persons who own more than 10% of the registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all filed Section 16(a) forms.  The Board of Directors knows of no persons who own greater than 10% of the Company’s outstanding common stock.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the period from January 1, 2005, through December 31, 2005, all officers and directors were in compliance with all filing requirements applicable to them.

CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS

WITH MANAGEMENT

Except as described below, the Company has not entered into and does not intend to enter into any material transactions with any director or executive officer of the Company and/or the Bank or their associates.

Some of our directors and officers and the companies with which they are associated had banking transactions with the Bank in the ordinary course of its business during 2005, and the Bank expects to continue such banking transactions in the future.

Total loans outstanding from the Bank at December 31, 2005, to the Company’s/Bank’s officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 5% or more, amounted to $10,304,046 or approximately 21.24% of the total shareholder’s equity of the Bank.  The Bank made these loans in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and they did not involve more than the normal risk of collection or present other unfavorable features.

The largest total amount of indebtedness outstanding during 2005 to the above described group was approximately $14,477,899.  The aggregate amount of indebtedness outstanding as of the latest practicable date, February 28, 2006, to the above group was approximately $14,790,351.

During 2005, the Bank paid, in its ordinary course of business, for legal services performed by Brian J. Cali, Esquire, the law firm of O’Malley, Harris, Durkin and Perry, P.C., of which Paul A. Barrett is a partner, and the law firm of Ufberg, Tressler & Sileo, L.L.P., of which James M. Tressler, son of David L. Tressler, Sr., is a partner.  Further, in 2005, the Bank paid to Dempsey Uniform & Supply, Inc., of which Patrick J. Dempsey is Chief Executive Officer, for linen services, Hinerfeld Realty Co., of which John T. Cognetti is President, for real estate agency services and Guy Cali and Associates, Inc., of which Guy Cali, son of Samuel C. Cali, is owner for photography services and creative projects.  All of these products and services were sold or provided according to the customary price or fee schedule of the seller or service provider.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides the annual compensation for services in all capacities to the Company and the Bank for the fiscal years ended December 31, 2005 and 2004, for those persons who were at December 31, 2005,

•              The President and Chief Executive Officer, and

•              The other most highly compensated executive officers of the Company to the extent such person’s total annual salary and bonus exceeded $100,000:

Summary Compensation Table

					Long-Term Compensation
					Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Annual Compensation			Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options/ SARs	LTIP Payouts	All other Compensation
	Year	Salary	Bonus
		($)	($)	($)	($)	(#)	($)	($)
Steven C. Ackmann,	2005	200,000	20,000	2,324 (1)	—	—	—	7,644	(2)
President & Chief Executive	2004	96,154		1,006 (1)				1,052	(2)
Officer

Daniel J. Santaniello,	2005	108,557	10,250	—	—	—	—	12,569	(3)
Vice President & Chief	2004	99,475	7,500					6,596	(3)
Operating Officer

Salvatore R. DeFrancesco, Jr.,	2005	96,057	7,500	—	—	—	—	6,037	(4)
Treasurer & Chief Financial Officer

(1)                   Figure represents the personal use value of a company-leased automobile.

(2)                   Figure represents country club membership dues of $5,917 and $1,052 in 2005 and 2004, respectively and contributions to the 401(k) in the amount of $1,727 paid on behalf of Mr. Ackmann in 2005.

(3)                   Figure includes the Bank’s contributions to the 401(k) and profit sharing plan of approximately $6,438 and $3,606 in 2005 and 2004, respectively.  It also includes an insurance cash option of $996 and $962, country club membership dues of $2,118 and $2,028 paid on behalf of Mr. Santaniello in 2005 and 2004, respectively.  In addition, it includes $3,017 of earnings on deferred compensation paid to Mr. Santaniello in 2005, upon termination of the plan.

(4)                   Figure includes contributions to the 401(k) and profit sharing of approximately $5,268 on behalf of Mr. DeFrancesco in 2005. It also includes an insurance cash option of $769 in 2005.

Option Grants and Stock Appreciation Rights in Fiscal Year 2005

There were no options granted to the named executives during 2005.

Exercises of Stock Options in Fiscal Year 2005 and Fiscal Year-End Option Values

The following table sets forth certain information relating to stock options held by the executives named in the “Summary Compensation Table.”  As noted below, no named executive exercised his stock options in 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year
and Fiscal Year-end Option/SAR Values (1)

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable (2)	Value of Unexercised in-the- Money Options/SARs at FY-End ($) Exercisable/Unexercisable (3)
(a)	(b)	(c)	(d)	(e)

Steven C. Ackmann, President and Chief Executive Officer	—	$—	—	—

Daniel J. Santaniello, Vice President and Chief Operating Officer	—	—	550 / -	$2,002 / -

Salvatore R. DeFrancesco, Jr., Treasurer and Chief Financial Officer	—	—	—	—

(1)   A “SAR” is a stock appreciation right.  The Company has not granted any SARs.

(2)   Options were granted on January 2, 2002 under the 2000 Stock Incentive Plan, and became exercisable after July 2, 2002.

(3)   The exercise price for the options granted in 2002 was $34.09 per share. The OTCBB market closing price of the Company’s stock as of December 31, 2005 was $37.73 per share, adjusted for the 10% stock dividend paid on February 15, 2006.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2005.  Information is included for both equity compensation plans approved by Fidelity D & D Bancorp, Inc. shareholders and equity compensation plans not approved by Fidelity D & D Bancorp, Inc. shareholders.  Share and per-share amounts presented have been adjusted to reflect the effect of a 10% stock dividend paid on February 15, 2006.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by Fidelity D & D Bancorp, Inc. shareholders:
2000 Independent Director Stock Option Plan	14,850	$ 32.06	40,150
2000 Stock Incentive Plan	5,280	$ 32.77	49,170
2002 Employee Stock Purchase Plan	1,728	$ 27.86	107,138
Equity compensation plans not approved by Fidelity D & D Bancorp, Inc. shareholders:	-0-	$ 0.00	-0-
Totals	21,858	$ 31.90	196,458

2000 Independent Directors Stock Option Plan

The Company maintains an independent director stock option plan that was approved by the shareholders at the 2001 Annual Meeting.  The purpose of this plan is to advance the development, growth, and financial condition of the Company by providing an incentive, through participation in the appreciation of the common stock of the Company, in order to secure, retain, and motivate members of the Company’s Board of Directors who are not officers or employees of the Company or the Bank.  Pursuant to the plan, each independent director who is a member of the Company’s Board of Directors on the first business day of January is entitled to an annual award of 500 stock options.  However, no options were granted to Directors in 2005.  The purchase price of the option is the fair market value of the Company’s common stock on the date of grant.  As of March 10, 2006, 14,850 outstanding options have been granted under this plan.

2000 Stock Incentive Plan

The Company maintains a stock incentive plan that was approved by the shareholders at the 2001 Annual Meeting.  The purpose of this plan is to advance the development, growth, and financial condition of the Company by providing incentives through participation in the appreciation of the common stock of the Company in order to secure, retain, and motivate personnel responsible for the operation and management of the Company and the Bank.  As of March 10, 2006, 5,280 outstanding options have been granted to key personnel under this plan.

2002 Employee Stock Purchase Plan

The Company maintains an employee stock purchase plan that was approved by the shareholders at the 2002 Annual Meeting.  The purpose of this plan is to provide Company and Bank employees the opportunity to acquire ownership interests in the Company and to motivate the employees to improve job performance and enhance the financial results of the Company.  Under the plan, each eligible employee may purchase a limited number of shares of the Company’s common stock on each January 1st at a purchase price per share equal to 90% of the lower of the ten trading day average of fair market value of the Company’s common stock as of December 31st or January 1st of the pervious year.  The subsequent sale or transfer of the purchased shares under the plan is restricted for one year from the purchase date.

Employment Agreement with Steven C. Ackmann

The Company and the Bank entered into a three-year employment agreement with Steven C. Ackmann, President and Chief Executive Officer of the Company and Bank, on June 21, 2004.  The agreement became effective on July 6, 2004.  The agreement reflects Mr. Ackmann’s position as President and Chief Executive Officer of the Bank.

Pursuant to his employment agreement, Mr. Ackmann received an annual base salary of $200,000 and a guaranteed bonus of $20,000 in 2004.  The Board of Directors may increase his salary in future years and may grant bonuses.  Mr. Ackmann also receives the following benefits: twenty days of annual vacation; a company automobile; a country club membership; and participation in the Bank’s employee benefit plans as allowed by the terms and conditions of the plans.

The agreement provides for its termination upon occurrence of various termination events, each as defined in the agreement and discussed below.  Each termination event has a different effect.  If the agreement terminates because of Mr. Ackmann’s death, the agreement automatically terminates.  If the agreement terminates because of Mr. Ackmann’s disability, Mr. Ackmann’s employment is terminated with cause, or Mr. Ackmann terminates his employment due to health reasons, Mr. Ackmann shall receive his current annual salary through the date of his termination.  If the agreement terminates because Mr. Ackmann’s employment is terminated without cause or Mr. Ackmann terminates his employment for good reason, he shall receive the following:

•       If Mr. Ackmann has been employed less than twelve (12) months, he shall receive an amount equal to 0.5 times his then current annual salary; or

•       If Mr. Ackmann has been employed more than twelve (12) months, he shall receive an amount equal to his full current annual salary from the date of termination through the last day of the agreement or his then current annual salary, whichever is less.

If a change in control, as defined in the agreement, shall occur, Mr. Ackmann may resign effective upon the change in control and receive an amount equal to 1.5 times his then current annual salary and benefits for one (1) year.  However, the Bank has the right to extend his employment for an additional six (6) months following a change in control.  Between the execution of an agreement to effect a change in control and the actual change in control, Mr. Ackmann’s employment can only be terminated for cause.  If Mr. Ackmann is terminated during that period for any reason other than cause, he will receive an amount equal to 1.5 times his current annual salary and receive benefits for one (1) year.

The agreement contains non-competition, non-solicitation and confidentiality provisions that benefit the Bank.  The agreement also provides for arbitration of disputes arising under the agreement.

EXECUTIVE COMMITTEE REPORT ON

EXECUTIVE COMPENSATION

The Human Resources and Compensation Committee has acted, and continues to act as a compensation committee for the Bank because the Company does not have any employees (Named Executive Officers of the Company are employed and compensated by the Bank).  The Board of Directors of The Fidelity Deposit and Discount Bank governs the Bank.  In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the Bank’s customers and the communities served by the Bank, as well as the Company’s shareholders.  To accomplish the strategic goals and objectives of the Bank, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner.  The compensation of these individuals is part of the Board of Directors’ fulfillment of its duties to accomplish the Bank’s strategic mission.

The fundamental philosophy of the Bank’s compensation program is to offer competitive compensation opportunities for all employees, based on the individual’s contribution and personal performance.  The Human Resources and Compensation Committee, comprised of four Bank directors, administers the Bank’s compensation program. The committee seeks to establish a fair compensation policy governing base salaries and bonuses and to attract and motivate competent, dedicated, and ambitious managers, whose efforts will enhance the products and services of the Bank, thereby improving profitability, increasing dividends to our shareholders and, subsequently, raising the market value of our shares.

The Executive Committee reviews and approves the top executives’ compensation annually, including the compensation for the Chief Executive Officer.  As a guideline for determining base salaries, the committee uses information composed of a Pennsylvania bank peer group in the L. R. Webber Salary Survey, as well as data collected by the Bank from proxy statements and annual reports of Pennsylvania-based banks.

Chief Executive Officer Compensation

The Executive Committee had determined that the Chief Executive Officer’s 2005 total compensation of approximately $229,968 including salary, bonuses, and benefits, was appropriate in light of the Bank’s performance.  This determination included a review of the Bank’s return on assets, return on equity, net income, and asset growth, as well as market-based compensation levels for similar positions.  However, no direct correlation exists between the Chief Executive Officer’s compensation and any specific performance criteria, or does the committee give any specific weight to individual performance criteria.

Executive Officer Compensation

The Executive Committee establishes the compensation of the Bank’s senior executive officers including increases in compensation based on its subjective analysis of the individual’s contribution to the Bank’s strategic goals and objectives.  In determining whether strategic goals have been achieved, the committee considers, among numerous factors, the Bank’s performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets, and balance of non-performing loans.  Although the performance and increases in compensation were measured in light of these factors, no direct correlation exists between any specific criteria and an executive officer’s compensation, or does the committee attribute any specific weight to any criteria in the analysis.  After review of all information, including the above, the committee makes a subjective determination.

In addition to base salary, executive officers of the Bank may participate in the Bank’s 401(k) plan, which is available to all employees, subject to certain conditions.  The committee also awards annual bonuses at the end of the year, at its discretion. In addition to base salary, executive officers of the Bank are eligible to receive stock option awards under the Company’s 2000 Stock Incentive Plan.  During 2005, there were no stock options awarded.

General labor market conditions, the specific responsibilities of the individual, and the individual’s contributions to the Bank’s success influence total compensation opportunities available to the employees of the Bank.  Employee performance is reviewed annually.  The Bank strives to offer compensation that is competitive with that offered by employers of comparable size in our industry.  Through these compensation policies, the Bank believes it can meet its strategic goals and objectives for its constituencies and provide compensation that is fair and meaningful to its employees.

Executive Committee

Patrick J. Dempsey, Chairman
Michael J. McDonald
Brian J. Cali

Human Resources and Compensation Committee Interlocks and Insider Participation

None of the Human Resources and Compensation Committee members had any interlocks on insider participation with the Company during 2005.

SHAREHOLDER PERFORMANCE GRAPH

The following graph and table compare the cumulative total shareholder return on the Company’s common stock against the cumulative total return of the NASDAQ Composite and SNL index of greater than $500 million in asset Banks traded on OTC-BB and Pink Sheets for the period of five fiscal years commencing January 1, 2001, and ending December 31, 2005.  The graph shows the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 2000, in each of the Company’s capital stock, NASDAQ Composite and SNL >$500M OTC-BB and Pink Sheet Banks Index.  All cumulative total returns are computed assuming the reinvestment of dividends into the applicable securities.  The shareholder return shown on the graph and table below is not necessarily indicative of future performance.

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Fidelity D & D Bancorp, Inc.	100.00	102.51	106.92	105.93	99.52	124.86
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
SNL >$500M OTC-BB and Pink Banks	100.00	93.78	121.20	168.92	197.58	210.28

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL NO. 2)

The Board of Directors has selected Parente Randolph, LLC as independent registered public accounting firm for the audit of the Company’s consolidated financial statements for the year ending December 31, 2006.  The Board of Directors of the Company and the Audit Committee believe that Parente Randolph, LLC’s knowledge of the Company and the Bank is invaluable.  Parente Randolph, LLC advised the Company that none of its members has any financial interest in the Company or the Bank.  Parente Randolph, LLC served as the Company’s independent registered accountants for the 2005 year.  They assisted the Company and the Bank with the preparation of their federal and state tax returns and provided assistance in connection with regulatory matters, charging for such services at its customary hourly billing rates.  The Company’s and the Bank’s Boards of Directors approved these non-audit services after due consideration of the accountants’ objectivity and after finding them to be wholly independent.

Aggregate fees billed to the Company by Parente Randolph, LLC for services rendered are presented below:

	Year Ended December 31,
	2005	2004
Audit fees.	$41,259	$94,939

Audit related fees.	20,850	23,724

Tax fees	2,600	3,343

All other fees	—	—

Audit fees included fees billed for professional services rendered for the audit of annual financial statements and fees billed for the review of consolidated financial statements included in the Company’s Forms 10-Q or services that are normally provided by Parente Randolph, LLC in connection with statutory and regulatory filings or engagements.

Audit related fees included fees billed for assurance and related services by Parente Randolph, LLC that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and/or systems of internal control and are not reported under the audit fees section of the table above.  These services included expressing an opinion on management’s assertion of maintaining an effective internal control over financial reporting in 2004 prepared for regulatory purposes in accordance with Federal Deposit Insurance Corporation Improvement Act of 1991, by obtaining an understanding of the internal control over financial reporting, testing, and evaluating the design and operating effectiveness of the internal control, and performing such other procedures considered necessary.

Tax fees include fees billed for professional services rendered by Parente Randolph, LLC for tax compliance or advice.  These services included the preparation of the Company’s 2004 and 2003 Consolidated Federal Corporate Income Tax Returns and Pennsylvania Corporate Tax Reports along with the 2005 and 2004 Bank Share Tax Returns.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountants

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered accountants.  These services may include audit services, audit related services, tax services, and other services.  The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered accountants.  Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.  In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis.  For each proposed service, the independent registered accountant is required to provide detailed back-up documentation at the time of approval.

In the event that the shareholders do not ratify the selection of Parente Randolph, LLC as the independent registered public accounting firm for the 2006 fiscal year, the Board of Directors may choose another accounting firm to provide independent registered public accountant/audit services for the 2006 fiscal year.

Representatives of Parente Randolph, LLC are expected to attend the annual meeting, will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions.

The Board of Directors recommends a vote FOR the ratification of Parente Randolph, LLC, as the independent registered public accounting firm.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board of Directors knows of no matters other than those referred to in the Notice of Annual Meeting of Shareholders that properly may come before the annual meeting.  However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of the Company on the recommendation of the Board of Directors.

ADDITIONAL INFORMATION

The Company encloses a copy of the annual report for the fiscal year ended December 31, 2005, with this proxy statement.  In addition, upon request, any shareholder may obtain, without charge, a copy of the Company’s annual report on Form 10-K for its fiscal year ended December 31, 2005, including the consolidated financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission, from Salvatore R. DeFrancesco, Jr., Treasurer and Chief Financial Officer, Fidelity D & D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512 or by calling (570) 342-8281.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FIDELITY D & D BANCORP, INC.
			For	With- hold	For All Except
FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2006		1. Election of three Class A Directors to serve for a three-year term:	☐	☐	☐
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.		Paul A. Barrett John T. Cognetti Michael J. McDonald
The Board of Directors recommends a vote FOR all nominees.

The undersigned hereby constitutes and appoints Brian J. Cali and Patrick J. Dempsey and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Fidelity D & D Bancorp, Inc. that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held at Blakely and Drinker Streets, Dunmore, Pennsylvania, 18512, on Tuesday, May 2, 2006, at 3:00 p.m. Eastern Daylight Time, and at any adjournment or postponement of the meeting as follows:

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain
		2. Ratification of the selection of Parente Randolph, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2006; and	☐	☐	☐
The Board of Directors recommends a vote “FOR” this proposal.
3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSAL 2 LISTED ABOVE.

		PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING OR CALL 1-800-388-4380.			☐
Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above____________ Co-holder (if any) sign above

+	+

 Detach above card, sign, date and mail in postage paid envelope provided.

FIDELITY D & D BANCORP, INC.

This proxy must be dated, signed by the shareholder and returned promptly in the enclosed envelope.
When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.
If stock is held jointly, each owner should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.